SUPPLEMENTAL CASH FLOW INFORMATION	12 Months Ended
Dec. 31, 2012
SUPPLEMENTAL CASH FLOW INFORMATION

17. SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental cash flow information was as follows:

Years Ended December 31,	2012	2011	2010
Interest paid	$2,802	$1,854	$1,348
Income taxes net of refunds	$46,819	$45,137	$37,361
Common stock issued for Carrier Enterprise III	$93,250	—	—
Net assets of locations contributed to Carrier Enterprise II	—	$14,769	—